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                                                                   EXHIBIT 10.24

                                SEVENTH AMENDMENT
                                -----------------

      SEVENTH AMENDMENT, made this 24th day of September, 1996 between JULIUS W. ERVING ("Erving"), THE ERVING GROUP, INC. (the "Group") and CONVERSE INC. (the "Company").

      WHEREAS, the parties entered into an Agreement dated October 1, 1984, as amended on September 16, 1988, July 18, 1989, October 17, 1991, February 7, 1994, February 1, 1995 and April 1, 1996, whereby Erving agreed to make his services available to the Group and to the Company (the "Original Agreement"); and

      WHEREAS, the parties desire to further amend the Original Agreement as is set forth herein:

      NOW THEREFORE, the parties agree as follows:

      1. Paragraph 5(e) shall be added to the Fourth Amendment to the Original Agreement, dated February 7, 1994, as follows:

                  "5(e) With respect to calendar year 1997, a guaranteed minimum royalty of Thirty Thousand Dollars ($30,000.00) shall be paid to Erving with respect to the Advertising Shoe. The Minimum Royalty shall be paid Fifteen Thousand Dollars ($15,000.00) on March 1, 1997 and Fifteen Thousand Dollars on September 1, 1997. It is understood that the Shoe Royalty shall be applied against the Minimum Royalty. The Shoe Royalty payments made pursuant to paragraph 5(a) on August 15, 1997 and February 14, 1998 shall, in each case, be less the Minimum Royalty payment as set forth herein. It is understood that the Advertising Shoe shall mean the original Dr. J basketball shoe model."
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      2. (a) In addition to the Shoe Royalty paid by the Company to Erving with respect to the Advertising Shoe as set forth in paragraph 1 hereof, the Company will pay Erving a royalty of one percent (1%) of the Net Sales of the Dr. J 2000 basketball shoe model (the "Dr. J 2000") for the first five hundred thousand (500,000) pairs of the Dr. J 2000 sold in 1997 and one and one-half percent (1 1/2%) of the Net Sales of the Dr. J 2000 for all pairs sold in excess of five hundred thousand (500,000) pairs in 1997 (the "Dr. J 2000 Royalty"). Payment of the Dr. J 2000 Royalty shall be made to Erving on August 15, 1997 with respect to royalties which have accrued for the preceding six (6) month period from January 1, 1997 through June 30, 1997 and on February 14, 1998 for the preceding six (6) month period from July 1, 1997 through December 31, 1997. It is understood that the Dr. J 2000 Royalty shall be payable with respect to Dr. J 2000 orders taken and subsequently shipped.

            (b) With respect to calendar year 1997, a guaranteed minimum royalty of One Hundred Thousand Dollars ($100,000.00) shall be paid to Erving with respect to the Dr. J 2000 (the "Dr. J 2000 Minimum Royalty"). The Dr. J 2000 Minimum Royalty shall be paid Fifty Thousand Dollars ($50,000.00) on March 1, 1997 and Fifty Thousand Dollars ($50,000.00) on September 1, 1997. It is understood that the Dr. J 2000 Royalty shall be applied against the Dr. J 2000 Minimum Royalty. The Dr. J 2000 Royalty payments made pursuant to paragraph 2(a) hereof on August 15, 1997 and February 14, 1998 shall, in each case, be less the Dr. J 2000 Minimum Royalty payments set forth herein.

      3. (a) In the event that the Company or its licensee implements a Dr. J 2000 apparel program, the Company shall pay Erving a royalty of one and one-half percent (1 1/2%) of the Net Sales of apparel items contained in said program (the "Apparel Royalty"). Payment of
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the Apparel Royalty shall be made to Erving on August 15, 1997 with respect to royalties which have accrued for the preceding six (6) month period from January 1, 1997 through June 30, 1997 and on February 14, 1998 for the preceding six (6) month period from July 1, 1997 through December 31, 1997. It is understood that the Apparel Royalty shall be payable with respect to Dr. J 2000 apparel orders taken and subsequently shipped.

            (b) With respect to calendar year 1997, a guaranteed minimum royalty of Fifteen Thousand Dollars ($15,000.00) shall be paid to Erving with respect to the Apparel Program (the "Apparel Minimum Royalty"). The Apparel Minimum Royalty shall be paid Seven Thousand Five Hundred Dollars ($7,500.00) on March 1, 1997 and Seven Thousand Five Hundred ($7,500.00) Dollars on September 1, 1997. It is understood that the Apparel Royalty shall be applied against the Apparel Minimum Royalty. The Apparel Royalty payments made pursuant to paragraph 3(a) hereof on August 15, 1997 and February 14, 1998 shall, in each case, be less the Apparel Minimum Royalty payments set forth herein.

      4. Erving agrees to make himself available, at times reasonably convenient to Erving and to the Company, to make fifteen (15) promotional appearances on behalf of the Company in calendar year 1997.

      5. The Contract Period set forth in paragraph 1(c) of the Agreement shall be extended for three (3) years, commencing October 1, 1997 and expiring September 30, 2000.

      6. The base compensation to be paid by the Company to Erving for the October 1, 1996 to September 30, 1997 Contract Year and for the three (3) year extension set forth in paragraph 5 hereof shall be Two Hundred Thousand Dollars ($200,000.00) for each Contract Year [instead of One Hundred Sixty-two Thousand Five Hundred Dollars ($162,500.00)],
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payable in two (2) equal installments on or before October 5 and April 5 of each applicable Contract Year.

      7. As amended hereby, the Original Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the date first above written.

                                    /s/ Julius W. Erving
--------------------------          ---------------------------------
WITNESS                             JULIUS W. ERVING

                                    THE ERVING GROUP, INC.

                                    By /s/ Julius W. Erving
-------------------------             ------------------------------
WITNESS                                 Julius W. Erving, President

                                    CONVERSE INC.

                                    By /s/ Glenn N. Rupp
-------------------------             ------------------------------
WITNESS